SECOND AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT
                                     BETWEEN
                              TASKER CAPITAL CORP.
                                       AND
                                ROBERT P. APPLEBY

The Executive Employment Agreement ("Agreement") made and entered into as of January 1, 2005, by and between TASKER CAPITAL CORP. 39 Old Ridgebury Road - Suite 14, Danbury, CT 06810, formerly 100 Mill Plain Road, Danbury, CT 06811, a Nevada corporation ("TASKER") and ROBERT P. APPLEBY ("Executive") is hereby amended (the "Second Amendment") as follows:

                                    RECITALS

      WHEREAS, TASKER wishes to further amend Executive's Agreement with respect to Bonus Compensation, and

      WHEREAS, this amendment shall supercede and govern the Executive Employment Agreement of January 1, 2005, as amended by the First Amendment to Executive Employment Agreement, dated May 16, 2005, with respect to Bonus Compensation,

      NOW, THEREFORE, TASKER and Executive hereto covenant and agree as follows:

      1. RECITALS. The above recitals are true and correct and fully incorporated herein and form an integral part of this amendment.

      2. BONUS PAYMENT COMPENSATION.

            A. Section 5.B of the Agreement is hereby amended by deleting the following: "Given that the Executive is key to TASKER's continued financial success and growth of its business TASKER desires to motive and reward Executive through a bonus arrangement. Executive shall enjoy and receive an annual bonus determined by two percent (2.0 %) of operating earnings as defined in paragraph 12G on operating earnings from $0 to $50,000,000.00 plus one and three-quarter percent (1.75 %) on operating earnings from $50,000,001.00 to $100,000,000.00 plus one and one-half percent (1.50 %) on operating earnings from $100,000,001.00 to $150,000,000.00 plus one and one-quarter percent (1.25 %) on operating earnings from $150,000,001.00 to $300,000,000.00 plus one percent (1.0 %) on operating earnings over $300,000,000.00 . The Board of Directors of TASKER, in its absolute and sole discretion, may grant a discretionary bonus, in addition to the incentive bonus (as described above) for services it considers above and beyond the scope of Executive's responsibilities. A discretionary bonus may be paid in cash and or stock options, at the sole discretion of the Board of Directors."

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            B. Section 5.B is hereby amended to provide as follows: "Given that the Executive is key to TASKER's continued financial success and growth of its business TASKER desires to motivate and reward Executive through a potential bonus arrangement. The Compensation Committee of the Board of Directors of TASKER, in its absolute and sole discretion, may recommend to the Board of Directors of TASKER that the Board of Directors of TASKER approve the grant of a discretionary bonus to Executive for services it considers above and beyond the scope of Executive's responsibilities. A discretionary bonus may be paid in cash or stock options, at the sole discretion of the Compensation Committee of the Board of Directors of TASKER, subject to the approval of the Board of Directors of TASKER."

      3. ENTIRE UNDERSTANDING; AMENDMENT. This Second Amendment supercedes the Agreement, as previously amended, as it relates to Sections 5.B of the Agreement, as previously amended, and contains the entire understanding between the parties relating to the employment of the Executive with respect to Base Compensation by TASKER. It may not change orally but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification, extension or discharge is sought.

      4. EFFECTIVE PERIOD. The Bonus Payment Compensation depicted herein shall be effective from the period beginning August 10, 2005 through December 31, 2007.

            IN WITNESS WHEREOF, TASKER has caused this Amendment to be executed by its duly authorized officer, and Executive has hereunto subscribed his name, all as of August 10, 2005.

In the presence of:                             EXECUTIVE


------------------------                        ----------------------------
Name:                                           Robert P. Appleby

                                                TASKER CAPITAL CORP.

------------------------
Name:                                           ----------------------------
                                                Name:  Robert D. Jenkins
                                                Title: Chief Financial Officer